STOCKJUNGLE.COM TRUST

                        Supplement dated August 28, 2000
                      to the Prospectus dated June 7, 2000

FOR THE STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND, THE STOCKJUNGLE.COM PURE PLAY INTERNET FUND AND THE STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND (EACH, A "FUND," AND, COLLECTIVELY, THE "FUNDS").

     The "PORTFOLIO MANAGERS" section is now amended to read as follows:

     Each of the Funds is co-managed by Gordon Gustafson and Akber Zaidi.

     Gordon Gustafson joined the Adviser in March 1999. Mr. Gustafson has a B.A. in Economics from the University of California, Los Angeles. Before joining the Adviser, Mr. Gustafson worked in the film industry as a Production Manager and was pursuing his M.A. in Mass Communications at California State University, Northridge. Before moving to Los Angeles, Mr. Gustafson lived in Seattle where he was self-employed as a writer.

     Akber Zaidi joined the Adviser in October 1999. Before joining the Adviser, he served for two years as the stock portfolio manager for Island View Funds LLC, a hedge fund, where his responsibilities included daily portfolio management and the creation of process-driven strategies. Mr. Zaidi previously was a commodity trading adviser for ANZ Capital Management for two years, where he developed trading systems and models using fundamental and technical analysis, and an independent commodity trading adviser. Mr. Zaidi received his undergraduate degree in Operations Research and Industrial Engineering and an M.B.A. in Finance from Cornell University.